Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Terry K. Glenn, President of Preferred and Corporate Income Strategies Fund, Inc. (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: June 18, 2004

                                          /s/ Terry K. Glenn
                                          --------------------------------------
                                          Terry K. Glenn,
                                          President of Preferred and
                                          Corporate Income Strategies Fund, Inc.

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Preferred and Corporate Income Strategies Fund, Inc. and will be retained by Preferred and Corporate Income Strategies Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Donald C. Burke, Chief Financial Officer of Preferred and Corporate Income Strategies Fund, Inc. (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: June 18, 2004

                                        /s/ Donald C. Burke
                                        ----------------------------------------
                                        Donald C. Burke,
                                        Chief Financial Officer of Preferred and
                                        Corporate Income Strategies Fund, Inc.

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Preferred and Corporate Income Strategies Fund, Inc. and will be retained by Preferred and Corporate Income Strategies Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.